UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014
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SWORDFISH FINANCIAL, INC.
(Name of small business in its charter)

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Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6125 Airport Freeway Suite 21 Haltom City, TX 76117
(Address of principal executive offices)

Registrant's telephone number:  (817) 845-6244

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry Into a Material Definitive Agreement

On August 12, 2014, Swordfish Financial, Inc. (“SFI”) and SoOum, Corp (“SOOUM”) entered into a memorandum of understanding describing the broad outline of a plan to merge the two companies. On September 23, 2014, SFI and its subsidiary (to be formed) entered into a Merger Agreement (the “Merger Agreement”) with SOOUM, a corporation formed under the laws of the State of Delaware. Under the terms of the Merger Agreement, all of the SOOUM Shareholders will exchange their shares of the common stock of SOOUM (the “SOOUM Shares”) with SFI in exchange for preferred stock representing an ownership interest in SFI of approximately eighty percent (80%). Upon completion of the proposed transactions, SFI will be the surviving corporation and SOOUM will be a wholly owned subsidiary of SFI. The obligation to close the transaction under the terms of the Merger Agreement is subject to the normal terms and conditions contained in such agreements.

SOOUM is an international commodity trading and arbitrage firm which uses its own proprietary technology to identify and exploit arbitrage opportunities.  SOOUM performs arbitrage on identified supply and demand conditions creating price discrepancies of physical commodities in opposing markets. SOOUM also plans to distribute trade intelligence to global subscribers in order to solve supply shortages and to bring new business to local manufacturers. This part of their business is in the development stage. Unlike specialized supply chains, SOOUM’s solution focuses on broad, real time information management, reliable trade economics, fast computing and proprietary algorithms to find surpluses and fill shortages.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SFI’s business and operations and involve a number of risks and uncertainties.  SFI’s forward-looking statements in this report are made as of the date hereof and SFI disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change, expectations or otherwise.  In connection with the “safe harbour” provision of the Private Securities Litigation Reform Act of 1995 SFI is identifying certain forward-looking information regarding, among other things, the merger with SOOUM.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of SFI to successfully complete the merger, to implement SOOUM’s business plan; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which SFI and SOOUM operate, and other risk factors as discussed in SFI’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Merger Agreement

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWORDFISH FINANCIAL, INC.
Dated: September 25, 2014	By:	/s/ Susan Sjo
	Name:	Susan Sjo
	Title:	Chief Executive Officer